                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                         WASHINGTON, DC 20549

                                                               FORM 8-K
                                                            CURRENT REPORT

                                                    PURSUANT TO SECTION 13 OR 15(d)
                                                OF THE SECURITIES EXCHANGE ACT OF 1934

                                                           February 28, 2003
                                                   (Date of earliest event reported)

                                                     Commission file number 1-7349

                                                           BALL CORPORATION
                                        (Exact name of Registrant as specified in its charter)

                                     Indiana                    1-7349                35-0160610
                                    (State of                 Commission             IRS Employer
                                  Incorporation)               File No.)          Identification No.)

                                     10 Longs Peak Drive, P.O. Box 5000, Broomfield, CO 80021-2510
                                     (Address of principal executive offices, including zip code)

                                                            (303) 469-3131
                                         (Registrant's telephone number, including area code)

                                                            Not Applicable
                                     (Former name or former address, if changed since last report)

                                                           Ball Corporation
                                                      Current Report on Form 8-K
                                                        Dated February 28, 2003

Regulation FD Disclosure

Ball Corporation had posted on its external web site for a period of less than 24 hours on February 27 and 28, 2003, charts that contained certain company information.

Information posted on the web site included a chart projecting 2003 earnings per diluted share approximately 4% higher than the
$3.60 per diluted share the company said in its earnings release of January 29, 2003, that it expects to exceed for 2003.
Another chart contained information that the company has estimated, for planning purposes, 2003 earnings before interest and taxes of $458 million, or an increase of $149 million over 2002 results.  Much of the projected increase was attributed to the addition of a European beverage can business, acquired on December 19, 2002.

The company reiterated its previously disclosed estimate of 2003 earnings per diluted share of more than $3.60.

Limitation of Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liability of that section.

                                                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BALL CORPORATION
                                                     (Registrant)

                                                     By:  /s/ Raymond J. Seabrook
                                                          Name:  Raymond J. Seabrook
                                                          Title: Senior Vice President and Chief Financial Officer

Date: February 28, 2003

                                                            Ball Corporation
                                                                Form 8-K
                                                           February 28, 2003

                                EXHIBIT INDEX
                                 Description                                                        Exhibit

Cautionary statement for purposes of the "safe harbor" provisions of the                              99.1
Private Securities Litigation Reform Act of 1995, as amended.